                                                                      EXHIBIT 16

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 10th day of December, 2002.


Signature                                            Title                      Date
---------                                            -----                      ----
/s/ Thomas H. Bailey                                 Trustee                    December 10, 2002
--------------------------
Thomas H. Bailey

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.


Signature                                            Title                      Date
---------                                            -----                      ----
/s/ William F. McCalpin                              Trustee                    December 9, 2002
--------------------------
William F. McCalpin

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.


Signature                                            Title                      Date
---------                                            -----                      ----
/s/ John W. McCarter, Jr.                            Trustee                    December 9, 2002
--------------------------
John W. McCarter, Jr.

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.


Signature                                            Title                      Date
---------                                            -----                      ----
/s/ Dennis B. Mullen                                 Trustee                    December 9, 2002
--------------------------
Dennis B. Mullen

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.


Signature                                            Title                      Date
---------                                            -----                      ----
/s/ James T. Rothe                                   Trustee                    December 9, 2002
--------------------------
James T. Rothe

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.


Signature                                            Title                      Date
---------                                            -----                      ----
/s/ William D. Stewart                               Trustee                    December 9, 2002
--------------------------
William D. Stewart

                       JANUS INVESTMENT FUND (THE "TRUST")

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, the undersigned hereby makes, constitutes and appoints Thomas A. Early, Loren M. Starr and Kelly Abbott Howes, and each of them, severally, his true and lawful attorneys and agents in his name, place and stead to execute for and on his behalf any and all filings and amendments to a Registration Statement on Form N-14 and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys and agents, and each of them, deem advisable or necessary to enable the Trust to effectuate the intents and purposes hereof, hereby ratifying and confirming all actions of any said attorneys hereunder, provided that this Power of Attorney is ratified to be effective by the Trustees with respect to each filing of such Registration Statement and all amendments, consents and exhibits thereto. Said attorneys may act jointly or severally, and the action of one shall bind the undersigned as fully as if two or more had acted together.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 9th day of December, 2002.


Signature                                            Title                      Date
---------                                            -----                      ----
/s/ Martin H. Waldinger                              Trustee                    December 9, 2002
--------------------------
Martin H. Waldinger